Exhibit 10.13
FIRST TERM NOTE


$2,371,726.50                                                       WHEELING, WV
                                                              DECEMBER    , 2001

         FOR VALUE RECEIVED, the undersigned, WHEELING CITY CENTER HOTEL, LLC, a West Virginia limited liability company (hereinafter called "Borrower"), promises to pay to the order of WESBANCO BANK, INC., a West Virginia banking corporation (hereinafter called "Bank"), at the principal office of the Bank in Wheeling, West Virginia, or such other place as the holder hereof may designate in writing, the principal sum of TWO MILLION THREE HUNDRED SEVENTY-ONE THOUSAND SEVEN HUNDRED TWENTY-SIX DOLLARS AND FIFTY CENTS ($2,371,726.50), together with interest on the unpaid balance hereof at the fixed rate of Seven and One-half Percent (7-1/2%) per annum.

         Upon the occurrence of an Event of Default, as defined by Section 8 of that certain Loan and Security Agreement of even date herewith, the Bank may, in its sole discretion, increase the interest rate on this Term Note by 2.0 percentage points.

         The principal balance outstanding under this Term Note shall be amortized on the basis of a _________ (____) month term. Beginning on the 30th day of ___________, 2001, Borrower shall make consecutive monthly installments in the minimum amount of Seventeen Thousand Seven Hundred Thirty-six Dollars ($17,736.00) per month, with a balloon payment of all remaining principal and accrued but unpaid interest being due on the 30th day of October, 2003.

         Borrower may prepay the principal amount outstanding in whole or in part. Any partial prepayment shall be applied against the principal amount and shall not postpone the due date of any subsequent monthly installment or change the amount of such installment.

         All payments on account of the indebtedness evidenced by the First Term Note shall be applied first to interest and then to the reduction of principal. This First Term Note is issued pursuant to Section 1.2 of that certain Loan and Security Agreement dated of even date herewith between the Borrower, the Bank and others, and reference is made to said agreement for rights as to the acceleration of the indebtedness evidenced by the First Term Note.

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         Presentment, notice of dishonor and protest are hereby waived by all makers, sureties, guarantors and endorsers hereof. This First Term Note shall be the joint and several obligation of all makers, sureties, guarantors and endorsers and shall be binding upon them and their successors and assigns.

         The indebtedness evidenced by this First Term Note is secured by a Deed of Trust, Security Agreement, and a Loan and Security Agreement of even date herewith and references are hereby made to said instruments for rights as to acceleration of the indebtedness evidenced by this First Term Note.

         This First Term Note is in substitution of a certain Term Note dated April ____, 1999, wherein McLure House Hotel & Conference Center, LLC is the Borrower, Wesbanco Bank Wheeling is Lender, and Pelican Properties, International Corp is Guarantor. No new money will be advanced to Borrower by Bank under this First Term Note.

                                    BORROWER:

                                    WHEELING CITY CENTER HOTEL, LLC, A WEST
                                    VIRGINIA LIMITED LIABILITY COMPANY


                                    BY_____________________________________
                                             ITS ______________________

                                   GUARANTORS:

                                   PELICAN PROPERTIES, INTERNATIONAL
                                   CORP., A FLORIDA CORPORATION


                                   BY_____________________________________
                                            ITS ______________________



                                   MCLURE HOUSE HOTEL & CONFERENCE
                                   CENTER, LLC, A WEST VIRGINIA LIMITED
                                   LIABILITY COMPANY


                                   BY_____________________________________
                                            ITS ______________________